UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

Tarsus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15440 Laguna Canyon Road, Suite 160 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 409-9820

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TARS	The Nasdaq Global Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On June 21, 2021, Tarsus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing positive results of the Company’s Saturn-1 pivotal trial evaluating TP-03 for the treatment of Demodex blepharitis. All pre-specified primary and secondary endpoints were met for the Saturn-1 trial. The Saturn-1 trial met the primary endpoint by demonstrating a statistically significant complete collarette cure at day 43 in patients with Demodex blepharitis treated with TP-03 compared to vehicle (p<0.0001; primary endpoint). The Saturn-1 trial also met the secondary endpoints of mite eradication (p<0.0001) and composite cure at day 43 based on complete collarette and erythema cures at day 43 (p<0.0001). In addition, significant, clinically meaningful improvements were observed within two weeks across multiple endpoints. TP-03 was well tolerated with a safety profile similar to vehicle, and there were no treatment-related discontinuations.

On June 21, 2021, the Company presented a corporate presentation relating to its positive results of the Saturn-1 pivotal trial evaluating TP-03 for the treatment of Demodex blepharitis and posted the corporate presentation to the investor section of the Company’s website. A copy of this presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in the corporate presentation is summary information that is intended to be considered in the context of the more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such update may be made through the filing of other reports or documents with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Tarsus Pharmaceuticals, Inc. Press Release Issued June 21, 2021.

99.2	Tarsus Pharmaceuticals, Inc. Corporate Presentation.

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tarsus Pharmaceuticals, Inc.

DATE: June 21, 2021	By:	/s/ Bobak Azamian
Bobak Azamian, M.D., Ph.D.
President and Chief Executive Officer